EXHIBIT "A"

December 23, 1997

Price Waterhouse LLP
2001 Ross Avenue, Suite 1800
Dallas, Texas 75201-2997

Securities and Exchange Commission 450 5th Avenue, N.W.
Washington, D.C.  20549

Gentlemen:

     We have read Item 4 of SA Telecommunications, Inc.'s Form 8-K dated December 17, 1997, and are in agreement with the statements contained therein.

Very truly yours,
/s/ Price Waterhouse LLP
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Price Waterhouse LLP